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Exhibit 23

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 33-71286 and 333-69516 on Form S-3, and Nos. 33-61035, 33-39873, and 333-88419 on Form S-8, of Cascade Natural Gas Corporation of our report dated November 9, 2001, appearing in this Annual Report on Form 10-K of Cascade Natural Gas Corporation.

DELOITTE & TOUCHE LLP

Seattle, Washington
December 14, 2001

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  Exhibit 23
INDEPENDENT AUDITORS' CONSENT